UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2004

Catalina Lighting, Inc.

(Exact Name of Registrant as Specified in Charter)

Florida (State or Other Jurisdiction of Incorporation)	0-49881 (Commission File Number)	59-1548266 (IRS Employer Identification No.)

18191 N.W. 68th Avenue Miami, Florida (Address of Principal Executive Offices)	33015 (Zip code)

Registrant’s telephone number, including area code: (305) 558-4777

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits.

Exhibit No.	Description
99.1	Press Release of the registrant, dated August 13, 2004.

Item 12. Results of Operations and Financial Condition.

On August 13, 2004, Catalina Lighting, Inc., a Florida corporation (the “Company”), issued a press release reporting its financial results for the quarter ended June 30, 2004. A copy of such press release is attached hereto as Exhibit 99.1.

The information in this report and the exhibit is furnished to, and not filed with, the Securities and Exchange Commission and shall not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CATALINA LIGHTING, INC.

Date: August 16, 2004	By:	/S/ GARY RODNEY
Gary Rodney Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of the registrant, dated August 13, 2004.